Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 16 – Income Taxes

The Company had no income tax expense due to operating loss incurred for the years ended December 31, 2016 and 2015.

The tax effects of temporary differences and tax loss and credit carry forwards that give rise to significant portions of deferred tax assets and liabilities at December 31, 2016 and 2015 are comprised of the following:

	As of December 31,
	2016	2015
Deferred tax assets:
Net-operating loss carryforward	$3,116,646	$1,177,872
Stock-based compensation	-	7,695,805
Other	1,478	316,736
Total Deferred Tax Assets	3,118,124	9,190,413
Valuation allowance	(3,118,124)	(9,190,413)
Deferred Tax Asset, Net of Allowance	$-	$-

	For the years ended December 31,
	2016	2015
Federal
Current	$-	$-
Deferred	-	3,066,159
State
Current	-	-
Deferred	3,118,124	491,036
Valuation allowance	(3,118,124)	(3,557,196)
Income tax provision	$-	$-

At December 31, 2016, the Company had net operating loss carry forwards for federal and state tax purposes of approximately $7.9 million which expires in 2036. Prior to the merger, the Company had generated net operating losses, which the Company’s preliminary analysis indicates would be subject to significant limitations pursuant to Internal Revenue Code Section 382. The Company has not completed its IRC Section 382 Valuation, as required and the NOL’s because of potential Change of Ownerships might be completely worthless. Therefore, Management of the Company has recorded a Full Valuation Reserve, since it is more likely than not that no benefit will be realized for the Deferred Tax Assets.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and taxing strategies in making this assessment. In case the deferred tax assets will not be realized in future periods, the Company has provided a valuation allowance for the full amount of the deferred tax assets at December 31, 2016. The valuation allowance decreased by approximately $6.1 million as of December 31, 2016.

The expected tax expense (benefit) based on the U.S. federal statutory rate is reconciled with actual tax expense (benefit) as follows:

	For the years ended December 31,
	2016	2015
Statutory Federal Income Tax Rate	(34.0)%	(34.0)%
State Taxes, Net of Federal Tax Benefit	(5.4)%	(5.4)%
Other		4.2%
Change in Valuation Allowance	39.4%	35.2%
Income Taxes Provision (Benefit)	-%	-%

The Company has not identified any uncertain tax positions requiring a reserve as of December 31, 2016.